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January 2012

What's New - The Davlin Philanthropic Fund now meets the criteria for your 403b and 401k

As we meet with non-profits and tell them about the Davlin

Philanthropic Fund, one of the most popular questions is, “Can we put your fund into our 403b/401k?” The answer has always been yes,

but many 403b/401k Boards would not approve funds with less than a 3 year performance record. Now that the Davlin Philanthropic Fund has a three year record, it meets the criteria that most Boards require.

Imagine generating donations through your 403b/401k and letting your employees “Save More and Give More”. It sounds almost too good to be true.

Whether your charity is big or small, call your plan administrator and ask if you can add a fund to your plan. Almost all plans allow companies the flexibility to add funds. With our latest Donation

Matching Premium well over $7.00, our fund is proving to be a very effective way to give more by saving more. To clarify, this Matching

Premium means that for every $1.00 in donations generated by an individual investor for their charity, there is currently on average over $7.00 of additional matching funds donated to that investor’s charity. Since the Donation Matching Program encourages people to save more, it can also help your charity 403b/401k Board deal with

Top-Heavy issues (Top-Heavy issues occur when companies have a low

401K participation rate among lower paid employees).

Read More...

(http://www.davlinfunds.org/January2012/WhatsNewJanuary2012.html)

Also talk to your corporate sponsors, They can support your charity by adding the Davlin Philanthropic Fund into their 401k. Our Fund acts as a very effective way for corporations to entice employees to provide additional donations.

Illustrated below is an example of a 401K that starts by putting just $10,000 a year into the Davlin Philanthropic Fund. This amount builds to $20,000 a year and then levels off. Given the highlighted assumptions of an average net 7.00% return a year and a 1 to 1 Donation Matching Premium, this 401K will generate between $84,000 and $169,000 for its charity over time. In addition, since each account can give your charity a death benefit, the fund creates $996,000 in potential planned giving assets. As you can see, embedding your charity into your 403b and your corporate sponsor’s 401k will allow you to realize the true power of “Sustainable Giving”.

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing.  The Fund's total expense ratio, as provided in the Fund prospectus dated October 3, 2011, was 1.53%.

Investors should be aware that the Donation Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and normal investors changes with contributions and redemptions.  In addition, the Davlin Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list.  Investors can check the current Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

Stock Market Update

The six month period ending September 30, 2011 started with a

“Bull” leading the way until April 29, 2011, when a “Bear”

took charge and drove the market down until the very end. During that six month period, the Davlin Philanthropic Fund was down 17.65%

versus the Russell 2000 which lost 23.12% and the S&P 500 which lost

13.78%. As you can image, we were comforted by our performance relative to the Russell 2000 (+5.47%), but discouraged by our performance relative to the S&P 500 (-3.87%). Our under-performance can be best explained by our over-weighting in the financial sector,

especially the insurance sector. The NYSE Financial Index was down

26.12% for the same period as it experienced what we would call a

“perfect storm”.

 Read More...

(http://www.davlinfunds.org/January2012/MarketUpdateJanuary2012.html)

 The insurance part of the sector which had been suffering from poor pricing took the additional repeated hits in the form of claims from Hurricane Irene, the Texas fires, the Danish floods, to the New Zealand earthquake.  In addition, insurers suffered from the effect of lower interest rates and poor investment performance.   The Investment Banks/Security Brokers part of the sector saw a drop off in revenue from almost every segment of it business, to include investment banking, brokerage, asset management, and principal transactions.  On top of that the Commercial & Retail Bank sector suffered from a flattening yield curve, additional loans write-down, and concerns over the unknown costs of the Dodd-Frank Act.  Weighing over the entire financial sector has been a serious concern over the fall-out in Greece and Europe.  With Greece facing default in the near future, the market became fearful of the possible ripple effects.

We have been building our investment position in financials over the last three years as prices permit and as we build confidence that the worst is behind us.  Our biggest exposure has been in the insurance part of the sector with investment in property & casualty insurers like the Travelers Companies and Safety Insurance Group, the specialty underwriters like Ace Ltd. and Fairfax Financial, and the re-insurance underwriters like Montpelier RE Holdings.  We have been buying these stocks at great prices because the industry is suffering from excess capital, which in turn leads to undisciplined pricing and poor underwriting.  As each financial crisis and natural catastrophe consumes more capital, the industry gets closer to the time when they are forced to increase prices and tighten underwriting standards.  Once this tipping point is reached, we expect to benefit from a prolonged period of expanding profitability.  During that period, our investments should pay-off well.  Until then, we will pay the price of being over-weight the segment.

On the positive side, the fear that gripped the markets in August and September allowed us to buy some great financial companies at prices that we feel were bargains.  While we did add to our insurance holdings, current prices also allowed us to add to our holdings of investment, retail, and commercial banks.  We feel confident that these investments will prove to be very beneficial in the long term.

On a history-to-date basis, the Davlin Philanthropic Fund delivered an average annualized return of 4.01%, besting the (2.43)% delivered by the Russell 2000 and the (3.25)% delivered by the S&P 500.

Performance Numbers for YTD Fiscal 2012

	Davlin Philanthropic Fund	Russell 2000	S&P 500
April 1, 2011 Through September 30, 2011 Fund Compared to Index	(17.65)%	(23.12)% +5.47%	(13.78)% (3.87)%

Performance Numbers for 3 Years

	Davlin Philanthropic Fund	Russell 2000	S&P 500
October 1, 2008 Through September 30, 2011 Fund Compared to Index	5.89%	(0.37)% +6.26%	1.23% +4.66%

Note: These are annualized returns.

Performance Numbers for History-to-Date

	Davlin Philanthropic Fund	Russell 2000	S&P 500
June 11, 2008 Through September 30, 2011 Fund Compared to Index	4.01%	(2.43)% +6.44%	(3.25)% +7.26%

Note: These are annualized returns.

Fund commencement date is June 11, 2008.

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing. .  The Fund's total expense ratio, as provided in the Fund prospectus dated October 3, 2010, was 1.53%.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in the Index.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. You cannot invest directly in the Index.

Charity Update - Hands Together for Haiti Rebuilds

Shortly after the January 12, 2010 Haiti earthquake, we wrote about one of our charities, Hands Together for Haiti, and the dire problems that they were facing. At the time, it was a heartbreaking story of loss on a scale that truly tests the human spirit. A year and a half later, the story is more encouraging.

Read More...

(http://www.davlinfunds.org/January2012/CharityUpdateJanuary2012.html)

You may remember what I wrote back in early 2010.

“There are times that my relationship with a charity breaks my heart.  January 12, 2010 was one of those days.  On that sad day in January, Hands Together for Haiti suffered a devastating loss when the earthquake destroyed Port-au-Prince.  Hands Together runs the only free public schools in Haiti, but that is hardly all.  In addition to feeding, clothing and educating over 6,400 of Haiti’s poorest children, Hands Together provides medical and nutritional aid that extends well beyond their students.  In most cases, Hands Together provides the only regular meals that these children receive.  Hands Together also promotes sustainable development through building water wells and irrigation systems.  This fantastic charity is run by two gentlemen who I have known for over 25 years, Father Tom Hagan & Doug Campbell.  Like so many of the charities we work with, Hands Together’s successes have been a direct result of these two gentlemen’s selfless dedication to their work.

January 12th found Father Tom & Doug at their headquarters in Port-au-Prince.  While they made it out alive from the chaos, some of their staff and staff family members were not as lucky.  Sadly, numerous students and their families were also killed.  Since so many citizens have left Port-au-Prince area in search of a more stable environment, Hands Together still does not know the extent of it losses.  What they do know is that all seven school campuses and the headquarters have been destroyed or severely damaged.  Father Tom and about 20 people live in a 100ft by 200ft plot of land where they park their trucks.  They are living on the ground and in the buses and vehicles. There is no toilet or shower.  They get only one meal each day and their drinking water is rationed.  All support for the 6,400 children has stopped – and that means no regular meals for their students.

 Father Tom now lives day-to-day, as they slowly make plans to rebuild.  Their focus is on clearing debris from an area on each campus and building make-shift walls for security.  That will provide them an area to live with their equipment and food, and start again to offer some of the basic services to the children that need it most.”

Today, Hands Together has rebuilt 90% of those seven school campuses with the last school scheduled to be finished in February.  When you include the rural schools that they fund, Hands Together is now feeding and educating around 9,000 students daily.  In March of 2010, they purchased a mobile medical clinic with three rooms and now bring free medical services to dozens of neighborhoods that did not have it before.  They continue to run the Center for the Environment & Agriculture and a 50 acre farm to educate children and farmers on sustainable farming practices.  In addition, they have two water drilling rigs working hard to provide the poor with safe drinking water. It is a true testament to this organization, and its people, that they could get all of this back up and running in just under two years.  When you consider that people running this organization were living in tents and temporary housing with very limited basic amenities while doing this work, their accomplishments become even more amazing.

With all that Hands Together has accomplished, they still have a lot more to do.  As you can imagine, the need for their services grew significantly since the quake, resulting in a large increase in both school enrollment and demand on all services.  The stress of rebuilding the schools, while both teaching in them and growing enrollment, has resulted in a decrease in the quality of the teaching and a deterioration in student discipline.  With only a limited ability to increase resources, Hands Together is forced to reduce student enrollment in order to improve the teaching environment and address the disciplinary problems.  With additional donations, Hands Together would have more flexibility in addressing these issues.  So if you have already made your donations and still want to do more, please consider rolling over an IRA to the Davlin Philanthropic Fund with Hands Together for Haiti as the beneficiary.  As illustrated below even a $25,000 IRA can generate upwards of $112,000 in donations, given the highlighted assumptions.  So please help now.

Please click through and learn more:

http://www.handstogether.org/

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from

Ticker Symbol: DPFDX

Fund Performance through December 31, 2011
	1 Year	History-to-Date*
DPF	-4.19%	6.84%
Russell 2000	-4.18%	1.77%
S&P 500	2.11%	0.07%
*Annualized
Fund effective date June 11, 2008

Interesting Perspectives

5 Nonprofit Trends to Watch in 2012

(http://www.socialvelocity.net/2011/12/5-nonprofit-trends-to-watch-in-2012/)

Charity Inc.: Charitable deduction cuts threaten nonprofit work

(http://journalrecord.com/2011/10/05/charity-inc-charitable-deduction-cuts-threaten-nonprofit-work-opinion/)

The Grinch who wants to steal charitable deduction

(http://www.utsandiego.com/news/2011/dec/25/the-grinch-who-wants-to-steal-charitable-deduction/?print&page=all)

Performance data represents past performance, which is not indicative of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and

that current performance may be lower or higher than the performance data quoted. As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains these as well as other information about the Fund. A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling

1-877-Davlin-8. Read the prospectus carefully before investing. The

Fund's total expense ratio, as provided in the Fund prospectus dated

October 3, 2011, was 1.53%. Investors should be aware that the

Donation Matching Premium will change both up and down over time as the ratio between Donation Matching Investors and normal investors changes with contributions and redemptions. In addition, the Davlin

Foundation directors will decide which charities receive the matching funds, although those decisions are guided by the recommendations of investors who have chosen charities from the Foundation’s approved list. Investors can check the current Matching Premium by visiting the fund’s web site at www.DavlinFunds.org.

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